Exhibit 99.2
EXECUTION COPY
AMENDMENT NO. 1 TO
ASSET PURCHASE AGREEMENT
     This Amendment No. 1 to Asset Purchase Agreement (this “Amendment”) is made and entered into as of April 3, 2009, by and among DELOITTE LLP, a Delaware limited liability partnership (“Buyer”), BEARINGPOINT, INC., a Delaware corporation (“BearingPoint”), and each of the Subsidiaries of BearingPoint that are signatories hereto (BearingPoint and each of the Subsidiaries of BearingPoint that are signatories hereto are sometimes herein referred to collectively as “Sellers” and individually as a “Seller”). Sellers and Buyer are referred to herein collectively as the “Parties.”
RECITALS
     WHEREAS, the Parties entered into an Asset Purchase Agreement, dated as of March 23, 2009 (the “Asset Purchase Agreement”);
     WHEREAS, in accordance with Section 10.09 of the Asset Purchase Agreement, the Parties wish to amend the Asset Purchase Agreement and certain Schedules and Exhibits thereto, as set forth herein.
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
     1. Amendments to the Asset Purchase Agreement.
          (a) Section 2.12 of the Asset Purchase Agreement is hereby amended to add the following language after Section 2.12(s):
“(t) Nothing in this Agreement shall interfere with the applicability of the Anti-Assignment Act, 41 U.S.C. § 15 (the “Act”) or otherwise affect the rights of the United States under the Act.”
          (b) Section 7.02(b)(i) of the Asset Purchase Agreement is hereby amended and restated in its entirety to read as follows:
“(i) (A) in the event this Agreement is terminated pursuant to Sections 7.01(b)(i) (solely as a result of a breach of any covenant or agreement which causes the condition in Section 6.01(a) to not be met as of the date of termination), or Section 7.01(b)(iii) hereto by virtue of the failure of the conditions set forth in Sections 6.01(a) (solely as a result of the breach of any covenant or agreement), 6.01(e) or 6.01(f) hereto to be satisfied or waived, and in any such case Sellers establish that the breach of covenant or failure to satisfy a closing condition was wholly beyond the control of Sellers, the Expense Reimbursement shall be paid by Sellers to Buyer, or

(B) in the event this Agreement is terminated pursuant to (I) Section 7.01(b)(i) (solely as a result of a breach of any covenant or agreement which causes the condition in Section 6.01(a) to not be met as of the date of termination) or Section 7.01(b)(iii) hereto by virtue of the failure of the conditions set forth in Sections 6.01(a) (solely as a result of the breach of any covenant or agreement), 6.01(e) or 6.01(f) hereto to be satisfied or waived, and in any such case Sellers do not establish that the breach of covenant or failure to satisfy a closing condition was wholly beyond the control of Sellers, or (II) Section 7.01(b)(ii), 7.01(b)(iv), or 7.01(f) hereto, the Break-Up Fee and the Expense Reimbursement shall be paid by Sellers to Buyer.”
          (c) The definition of “Expense Reimbursement” is hereby amended and restated in its entirety to read as follows:
“ “Expense Reimbursement” shall mean an amount, not to exceed (i) one million five hundred thousand dollars ($1,500,000) in the case of expense reimbursement pursuant to Section 7.02(b)(i)(B) hereto, (ii) five million dollars ($5,000,000) in the case of expense reimbursement pursuant to Section 7.02(b)(ii) hereto, (iii) two million five hundred thousand dollars ($2,500,000) in the case of expense reimbursement pursuant to Section 7.02(b)(iii) hereto, or (iv) twelve million dollars ($12,000,000) in the case of expense reimbursement pursuant to Section 7.02(b)(i)(A) hereto; in each case equal to Buyers’ reasonable and documented out-of-pocket costs and expenses (including (x) fees and expenses of counsel, financial advisors and other professionals and consultants, (y) its share of the HSR Act filing fee and (z) expenses for professional personnel of Buyer or its Subsidiaries performing services with respect to the transactions contemplated by the Transaction Agreements based upon Buyer’s customary cost rates for internal projects) incurred by Buyer in connection with this Agreement and the transactions contemplated hereby.”
     2. Amendment and Restatement of Schedules to the Asset Purchase Agreement. Exhibits 6.01(e)(2) and 6.01(e)(3) to Schedule 6.01(e) to the Asset Purchase Agreement are hereby amended and restated in their entirety, to read as set forth on Exhibits A-1 and A-2 hereto, respectively.
     3. Miscellaneous.
          (a) Except as expressly modified herein, the Asset Purchase Agreement (including the Schedules and Exhibits thereto), are unchanged and remain in full force and effect.
          (b) The captions contained in this Amendment are for convenience of reference only, shall not be given meaning and do not form part of this Amendment.

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          (c) This Amendment is made a part of, and is incorporated into, the Asset Purchase Agreement and is subject to all provisions therein, including the assignment, choice of law and dispute resolution provisions thereof. In the event of any dispute concerning the validity of this Amendment, this Amendment shall be governed, including as to validity, interpretation and effect, by, and construed in accordance with, the internal Laws of the State of New York applicable to agreements made and fully performed within the State of New York.
          (d) Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, but all of which shall constitute but one and the same agreement.
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     IN WITNESS WHEREOF, each of the Parties has duly executed this Amendment as of the date first above written.

DELOITTE LLP

By:	/s/ Jack Russi
	Name:	Jack Russi
	Title:	National Managing Partner, Corporate Development

BEARINGPOINT, INC.

By:	/s/ F. Edwin Harbach
	Name:	F. Edwin Harbach
	Title:	Chief Executive Officer

BEARINGPOINT AMERICAS, INC.

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Director

BEARINGPOINT GLOBAL OPERATIONS, INC.

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Director

Counterpart Signature Page
Amendment No. 1 to APA

BE NEW YORK HOLDINGS, INC.

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Director

METRIUS, INC.

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Director

OAD GROUP, INC.

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Director

BEARINGPOINT SOUTHEAST ASIA LLC

By:	BearingPoint, LLC, its Sole Member

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Vice President & Secretary

Counterpart Signature Page
Amendment No. 1 to APA

I2 NORTHWEST LLC
By:	BearingPoint, Inc., its Sole Member

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Vice President & Secretary

BEARINGPOINT, LLC

By:	BearingPoint, Inc., its Sole Member

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Executive Vice President & Chief Legal Officer

I2 MID ATLANTIC LLC

By:	BearingPoint, LLC, its Sole Member

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Vice President & Secretary

BEARINGPOINT BG, LLC
By:	BearingPoint Global Operations, Inc., its Sole Member

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Director

Counterpart Signature Page
Amendment No. 1 to APA

BEARINGPOINT ENTERPRISE HOLDINGS, LLC
By:	BearingPoint, LLC, it Sole Member

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Vice President & Secretary

PELOTON HOLDINGS, LLC
By:	BearingPoint, LLC, its Sole Member

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Vice President & Secretary

BEARINGPOINT RUSSIA, LLC
By:	BearingPoint, LLC, its Sole Member

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Vice President & Secretary

BEARINGPOINT PUERTO RICO, LLC
By:	BearingPoint Americas, Inc., its Sole Member

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Vice President & Secretary

Counterpart Signature Page
Amendment No. 1 to APA

BEARINGPOINT ISRAEL, LLC
By:	BearingPoint, LLC, its Sole Member

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Vice President & Secretary

BEARINGPOINT SOUTH PACIFIC, LLC
By:	BearingPoint, LLC, its Sole Member

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Vice President & Secretary

DALLAS PROJECT HOLDINGS LIMITED

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Director

OAD ACQUISITION CORP

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Director

Counterpart Signature Page
Amendment No. 1 to APA

BEARINGPOINT GLOBAL, INC.
By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Director

SOFTLINE CONSULTING AND INTEGRATORS INC.
By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Director

SOFTLINE ACQUISITION CORP.
By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Director

BEARINGPOINT INTERNATIONAL I, INC.
By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Director

BEARINGPOINT USA, INC.
By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Director

Counterpart Signature Page
Amendment No. 1 to APA

BEARINGPOINT LP
By:	BearingPoint Canada Holding I, its General Partner

By:	/s/ John DeGroote
	Name:	John DeGroote
	Title:	Vice President & Secretary

Counterpart Signature Page
Amendment No. 1 to APA